------------------------------------------------
LIBERTY OHIO TAX-EXEMPT FUND       ANNUAL REPORT
------------------------------------------------

JANUARY 31, 2001

[Graphic Omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

The 12-month period that ended January 31, 2001 was generally a productive one for U.S. bond markets. A number of major bond indexes chalked up 12-month total returns of 11%, 13% or more.(1) Since inflation remained relatively tame during 2000, real returns for bonds -- that is, returns adjusted for inflation -- may have reached or even exceeded 8.5%.

Municipal bonds struggled early in the fiscal year as rising interest rates and inflationary pressures troubled the market. Then, as the economy slowed to a more reasonable growth rate, the municipal market rallied, finishing the fiscal year on a strong note. Additionally, states continued to generate budget surpluses and issue less debt, which was a positive factor in the supply/demand equation for municipal bonds. We owe these favorable results to volatile U.S. interest rates, fast reduction in U.S. economic growth and moderate rates of inflation.

Years like this, in which bonds outperform stocks by a wide margin, are infrequent. But they are a major reason why bonds are often essential to a well-balanced, long-term investment strategy. History has shown repeatedly that when economic conditions create disarray in the stock market, bonds tend to perform well. This tendency of bonds to "zig" when stocks "zag," means that including bonds in an investment portfolio may help investors achieve more consistent performance over the long term.

On the following pages, you will find information on these market-shaping forces and how they affected many sectors of the bond market and your fund, and a discussion with the Fund's portfolio manager on the investment strategies and market factors that helped steer the Fund to its own positive return.

We are pleased to announce that as of February 1, 2001, Brian Hartford has assumed management responsibility for the Fund. He served previously as the Fund's portfolio manager from October 1993 through November 1997. Brian, who has been with Liberty Funds since 1991, also currently co-manages these other tax-exempt funds within the Liberty family: Colonial California Insured Municipal Fund, Colonial Insured Municipal Fund, Colonial New York Insured Municipal Fund and Liberty Tax-Exempt Fund.

Whatever your reason for investing in Liberty Ohio Tax-Exempt Fund -- to receive current tax-exempt income, to reduce volatility of your portfolio, or both -- we thank you for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President

    March 16, 2001

(1) "Major Bond Indexes," http://www.wsj.com (7 February 2001)

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

-----------------------------
Not FDIC    May Lose Value
 Insured    No Bank Guarantee
-----------------------------

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

>   MUNICIPAL BOND PRICES RISE AS ECONOMY SLOWS

    As 2000 progressed, domestic economic growth slowed quicker than had been anticipated. Investors began to anticipate the Federal Reserve's reduction of interest rates. Yields on long-term municipal bonds dropped approximately one percentage point and those on one-year municipal securities fell even further -- approximately 1.7 percentage points. This was good news for bondholders, because as market yields declined, prices on existing bonds moved higher.

>   MUNICIPALS BECAME MORE ATTRACTIVE VALUES

    Municipal bonds remained attractive compared to Treasury securities. At the beginning of year, the yield on 30-year, AAA-rated municipal general obligation (GO) bonds was 6.02%. This was 92.5% of the yield on the 30-year Treasury bond, which was 6.51%. By the end of the year, the yield ratio between municipal bonds and Treasuries improved slightly, and municipal yields dropped to 91.5% of Treasury yields. A declining yield ratio is a positive factor because it indicates that yields on municipal bonds are declining and prices are rising.

>   LACK OF SUPPLY BOOSTS PERFORMANCE

    Supply and demand factors continued to have a positive influence on the municipal market. In Ohio, municipalities issued $5.3 billion in debt during the 2000 calendar year, a 25% drop from 1999 and double the national decline. In addition, refunding activity was down 50% nationally. As a result, investors had fewer bonds to choose from, making existing municipal holdings more valuable.

        PERFORMANCE OF THE FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
                                1/31/00 - 1/31/01

Liberty Ohio Tax-Exempt Fund Class A shares without sales charge         12.98%
Lehman Brothers Municipal Bond Index                                     13.28%

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale.

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

NET ASSET VALUE PER SHARE AS OF 1/31/01

                  Class A                    $7.32
                  --------------------------------
                  Class B                    $7.32
                  --------------------------------
                  Class C                    $7.32
                  --------------------------------

DISTRIBUTIONS DECLARED PER SHARE FROM 2/1/00 - 1/31/01

                  Class A                   $0.331
                  --------------------------------
                  Class B                   $0.279
                  --------------------------------
                  Class C                   $0.300
                  --------------------------------

 A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC YIELDS ON 1/31/01

                  Class A                    3.75%
                  --------------------------------
                  Class B                    3.17%
                  --------------------------------
                  Class C                    3.47%
                  --------------------------------


The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain expenses, the SEC yield would have been 3.17% for Class C shares.

TAXABLE-EQUIVALENT SEC YIELDS ON 1/31/01

                  Class A                    6.69%
                  --------------------------------
                  Class B                    5.66%
                  --------------------------------
                  Class C                    6.19%
                  --------------------------------

Taxable-equivalent SEC yields are based on the combined maximum effective 43.95% federal and state income tax rates. This tax rate does not reflect the phaseout of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

                                       AS OF 1/31/01       AS OF 1/31/00
LOCAL GENERAL OBLIGATIONS                  34.1%               30.1%
EDUCATION                                  14.1%               11.0%
WATER & SEWER                               9.9%               12.4%
HOSPITAL                                    6.7%               11.5%
REFUNDED/ESCROWED                           6.0%                8.0%

Sector weightings are calculated as a percentage of total net assets. Since the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

BOUGHT
-------------------------------------------------------------------------------
In the high-yield arena, we purchased an attractively priced Continental Airlines bond, due on December 1, 2019 (1.1% of net assets). This
Ba2-rated issue funds a Continental Airlines project at the Cleveland airport and offers a strong yield and good fundamentals.

FUND POSTS STRONG ONE-YEAR RETURN

January 31, 2001 marked the close of a 12-month period in which overall performance in the bond market was strong. Municipal bonds were no exception as prices rose and yields on both short-term and long-term bonds fell. Although the Fund posted a positive return during this reporting period, Fund performance was slightly below that of the Lehman Brothers Municipal Bond Index. The Fund's Class A shares returned 12.98%, without sales charge, during this reporting period. The Lehman Brothers Municipal Bond Index returned 13.28% for the period. We attribute this difference between Fund performance and the index to the different compositions of the Fund (principally comprised of Ohio tax-exempt bonds) and the index (comprising tax-exempt bonds from across the nation).

The Fund, however, did outperform the average of its peer group. During this 12-month period, the Lipper Ohio Municipal Funds Category1 posted a return of 11.94%. Compared to its peers, we believe that two factors were key to the Fund's performance: first, we maintained a longer duration than our peers, and second, the Fund was overweighted in noncallable bonds, which tend to perform well in a bull market.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund.

LENGTHENING DURATION BENEFITS FUND PERFORMANCE

Early in 2000, our investment strategy was to maintain neutral duration in the Fund. The Federal Reserve was increasing interest rates in order to encourage the slowdown of domestic economic growth. When economic indicators suggested that the economy was slowing in response to the Fed's efforts, we began to lengthen the Fund's duration. When interest rates are headed downward, funds with longer durations tend to experience greater price appreciation than funds with shorter durations. We lengthened duration by adding to the Fund's weightings in zero coupon bonds, deep discount bonds and noncallable bonds. These securities tend to perform well in a falling interest-rate environment. We also found some good values in the high-yield arena, but credit-quality concerns, stock market volatility and economic uncertainty worked against the high-yield market throughout this reporting period. Nevertheless, we were able to find some attractively priced high-yield bonds with promising fundamentals.

CAREFUL FISCAL MANAGEMENT EARNS HIGH RATINGS FOR OHIO'S MUNICIPAL BONDS

We believe Ohio's high-grade ratings from Moody's (Aa1) and Standard and Poor's (AA+) are justified based on the state's prudent financial management, consistently ample reserve levels, moderate debt levels and the continuing trend toward a more diverse and stable economy. Historically, conservative projections of both revenue and expenditures have produced annual operating surpluses that have allowed the state to amass sizable General Fund reserves, which now total in excess of $1.2 billion or 6.5% of General Fund revenues. Current spending pressure arising from higher Medicaid and disability costs as well as the need to address court-ordered increases in educational funding may require the use of some of the state's reserves or require additional budget-balancing measures. Nonetheless, the state's historically prudent financial management gives comfort that these pressures as well as those arising from a slowing national economy will be addressed in a way that maintains the state's credit standing. While Ohio remains a heavily industrialized state, its economy has diversified away from its traditional manufacturing base toward one more reliant on construction, finance/real estate and business services. As this diversification has taken place over the past 10 years, personal income and employment growth have generally lagged the national levels, reflecting the generally lower-paying nature of non-manufacturing jobs. The state's unemployment rate remains approximately the same as the nation's. Ohio's debt has been conservatively managed and overall debt levels remain affordable.

SLOWER GROWTH SHOULD SUPPORT BOND MARKET

Looking ahead, we expect the national economy to continue to soften and Ohio's economy to follow suit. Inflationary pressures that were evident early in the fiscal year have subsided, and our outlook is for the Fed to continue cutting interest rates. In such an environment, state tax receipts are likely to decrease. We may consider rotating out of GO bonds and into revenue bonds. Revenue bonds fund essential services, such as water systems and utilities, which the public purchases regardless of the economic climate. These bonds are generally more stable in a slowing economy. Although the supply of Ohio municipal bonds may increase if there is a significant decline in interest rates, we do not anticipate a dramatic increase in the issuance of new securities. One potential drawback for Ohio is the state's high income-tax rate. In an economic slowdown, having a higher tax rate could work against Ohio, as companies look to do business in states with lower tax rates.

We believe that municipal bonds will remain attractively valued compared to Treasuries, on an after-tax basis. We believe that if the economy continues to slow and if the Fed makes further reductions in interest rates, it will create an environment beneficial to municipal securities. We believe the Fund is well positioned to take advantage of this scenario.

/s/ Brian M. Hartford

    Brian M. Hartford

BRIAN M. HARTFORD, portfolio manager of Liberty Ohio Tax-Exempt Fund, is senior vice president of Colonial Management Associates, Inc., the Advisor.

Tax-exempt investing offers current tax-free income but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.Top five sectors

QUALITY BREAKDOWN AS OF 1/31/01

                  AAA                        50.1%
                  --------------------------------
                  AA                         17.7%
                  --------------------------------
                  A                          11.7%
                  --------------------------------
                  BBB                        11.3%
                  --------------------------------
                  BB                          2.7%
                  --------------------------------
                  Nonrated                    3.1%
                  --------------------------------
                  Cash-Equivalents            3.4%
                  --------------------------------

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdowns represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc., or Fitch Investors Service, Inc.

Since the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality breakdowns in the future.

SOLD
-------------------------------------------------------------------------------
We sold a Sisters of Charity Hospital prerefunded AAA-rated bond that was due on May 15, 2003. Since this bond was going to be paid off at its first call date rather than its maturity date, it had a shorter duration which conflicted with our strategy of lengthening the Fund's duration.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES FROM 1/31/91 - 1/31/01

                            Without          With
                             sales          sales
                             charge         charge

                  Class A   $18,572        $17,689
                  --------------------------------
                  Class B   $17,404        $17,404
                  --------------------------------
                  Class C   $18,261        $18,261
                  --------------------------------

                     PERFORMANCE OF A $10,000 INVESTMENT IN
                 LIBERTY OHIO TAX-EXEMPT FUND 1/31/91 - 1/31/01

                                                               LEHMAN BROTHERS
           CLASS A SHARES           CLASS A SHARES WITH           MUNICIPAL
        WITHOUT SALES CHARGE           SALES CHARGE               BOND INDEX

1/91           $10,000                   $ 9,525                   $10,000
                11,001                    10,479                    11,092
                12,039                    11,468                    12,183
                13,386                    12,748                    13,677
                12,795                    12,188                    13,189
                14,612                    13,918                    15,176
                15,011                    14,298                    15,758
                16,600                    15,812                    17,354
                17,665                    16,826                    18,508
                16,435                    15,654                    17,834
1/01            18,572                    17,689                    20,201

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/01

Share Class            A                   B                     C
Inception           9/26/86              8/4/92                8/1/97
-------------------------------------------------------------------------------
             without      with     without      with      without    with
              sales       sales     sales       sales      sales     sales
             charge      charge    charge      charge     charge    charge
-------------------------------------------------------------------------------
 1 year       12.98%      7.62%     12.15%      7.15%     12.48%     11.48%
-------------------------------------------------------------------------------
 5 years       4.93       3.91       4.14       3.81       4.57       4.57
-------------------------------------------------------------------------------
 10 years      6.39       5.87       5.70       5.70       6.21       6.21
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class            A                   B                     C
Inception           9/26/86              8/4/92                8/1/97
-------------------------------------------------------------------------------
             without      with     without      with      without    with
              sales       sales     sales       sales      sales     sales
             charge      charge    charge      charge     charge    charge
-------------------------------------------------------------------------------
 1 year       11.23%      5.95%     10.41%      5.41%     10.73%      9.73%
-------------------------------------------------------------------------------
 5 years       4.93       3.92       4.15       3.82       4.59       4.59
-------------------------------------------------------------------------------
10 years       6.44       5.92       5.76       5.76       6.26       6.26
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0%, and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
January 31, 2001
(In thousands)

MUNICIPAL BONDS - 95.7%                                        PAR       VALUE
-------------------------------------------------------------------------------
EDUCATION - 14.1%
EDUCATION
Puerto Rico, Ana G. Mendez University System,
  Series 1999,
  5.375% 2/01/19                                              $  270    $   256
State Higher Educational Facilities Commission:
  Case Western Reserve, Series 1994,
  6.125% 10/1/15                                               1,505      1,730
  6.250% 10/1/17                                               4,340      5,034
  Ohio Dominican College,
  Series 1994,
  6.625% 12/1/14                                               1,500      1,581
  University of Akron, Series 1999,
  5.750% 1/1/12                                                1,000      1,102
  University of Toledo, Series 1998,
  4.750% 6/1/20                                                1,000        944
                                                                        -------
                                                                         10,647
                                                                        -------

-------------------------------------------------------------------------------
HEALTHCARE - 9.5%
CONGREGATE CARE RETIREMENT - 0.6%
Hamilton County, Twin Towers Project,
  Series 1998,
  5.125% 10/1/18                                                 500        460
                                                                        -------
HOSPITAL - 6.7%
Belmont County, East Ohio Regional Hospital,
  Series 1998,
  5.700% 1/1/13                                                  500        431
Butler County, Middletowon Regional Hospital,
  Series 1998,
  4.750% 11/15/18                                              1,000        834
Franklin County, Doctors Ohio Health Corp.,
  Series 1998-A,
  5.600% 12/1/28                                               1,000        643
Green Springs, St. Francis Health Care Center,
  Series 1994-A,
  7.000% 5/15/04                                                 700        700
Highland County Joint Township Hospital,
  Series 1999,
  6.750% 12/1/29                                                 495        433
Miami County, Upper Valley Medical
  Center, Inc.,
  Series 1996-C,
  6.000% 5/15/06                                               1,000        995
Steubenville, Trinity Health System,
  Series 2000,
  6.500% 10/1/30                                               1,000      1,006
                                                                        -------
                                                                          5,042
                                                                        -------
NURSING HOMES - 2.2%
Marion County, United Church Homes, Inc.,
  Series 1993,
  6.375% 11/15/10                                                875        831
Montgomery County, Grafton Oaks
  Limited Partners,
  Series 1986,
  9.750% 12/1/16                                                 735        698
Westerville, Health Care & Retirement
  Corp. of America,
  Series 1989,
  10.000% 1/1/08                                                 155        156
                                                                        -------
                                                                          1,685
                                                                        -------
-------------------------------------------------------------------------------
HOUSING - 2.7%
MULTI-FAMILY - 0.4%
State Capital Corp. for Housing,
  Series 1990-A,
  7.500% 1/1/24                                                  340        347
                                                                        -------
SINGLE FAMILY - 2.3%
State Housing Finance Agency:
  Series A-2, IFRN (variable rate),
  9.365% 3/24/31                                                 200        210
  Series 1994 B-2,
  6.700% 3/1/25                                                  420        442
  Series 1997 A-1,
  6.050% 9/1/17                                                1,000      1,054
                                                                        -------
                                                                          1,706
                                                                        -------
-------------------------------------------------------------------------------
INDUSTRIAL - 1.9%
MANUFACTURING
Moraine, General Motors Corp.,
  Series 1999,
  5.650% 7/1/24                                                1,000      1,041
State Burrows Paper Corp.,
  Series 1991 6,
  7.450% 6/1/03                                                  395        407
                                                                        -------
                                                                          1,448
                                                                        -------
-------------------------------------------------------------------------------
OTHER - 6.0%
REFUNDED/ESCROWED (a)
Cuyahoga County, Merida Health System,
  Series 1991,
  7.000% 8/15/23                                                 500        519
Franklin County, Holy Cross Health System,
  Series 1991,
  6.750% 6/1/19                                                  500        531
Montgomery County, St. Elizabeth Medical Center,
  Series B-1,
  8.100% 7/1/18                                                  500        598
Stark County, Doctor's Hospital, Inc.,
  Series 1993,
  6.000% 4/1/24                                                1,500      1,620
State Water Development Authority,
  Series 1990-I,
  6.000% 12/1/16                                               1,000      1,118
Virgin Islands Public Finance Authority,
  Series 1992-A,
  7.000% 10/1/02                                                 125        132
                                                                        -------
                                                                          4,518
                                                                        -------
-------------------------------------------------------------------------------
OTHER REVENUE - 0.4%
RETAIL
Lake County, North Madison Properties,
  Series 1993:
  8.069% 9/1/01                                               $   75    $    76
  8.819% 9/1/11                                                  200        204
                                                                        -------
                                                                            280
                                                                        -------
-------------------------------------------------------------------------------
TAX-BACKED - 40.5%
LOCAL APPROPRIATED - 1.5%
State Building Authority,
  Series 1999-A,
  5.250% 10/1/16                                               1,105      1,133
                                                                        -------
LOCAL GENERAL OBLIGATIONS - 34.1%
Adams County:
  Human Services Building,
  7.250% 12/1/11                                                 500        518
  Local School District,
  Series 1995,
  7.000% 12/1/15                                               3,000      3,687
Beavercreek Local School District,
  Series 1996,
  6.600% 12/1/15                                               2,500      3,002
  Bellefontaine, Series I,
  7.050% 6/1/11                                                  250        256
Brecksville-Broadview Heights School District,
  Series 1996,
  6.500% 12/1/16                                               1,750      1,985
Crooksville, Exempted Village School District,
  7.375% 12/1/07                                                  25         29
  Cuyahoga County, Series 1993-A,
  (b) 10/1/12                                                  1,000        577
  Dublin, Series 1998-A,
  4.625% 12/1/18                                               1,000        946
Dublin City School District, Series 1997,
  (b) 12/1/11                                                    900        547
Eastern School District, Brown & Highland Counties,
  Series 1995,
  6.250% 12/1/17                                               1,160      1,344
Fairborn, Library Improvement,
  Series 1991,
  7.200% 10/1/11                                               1,170      1,254
Gahanna-Jefferson City School District,
  Series 1993,
  (b) 12/1/11                                                    795        483
Gahanna-Jefferson Public Schools,
  Series 1999,
  4.750% 12/1/21                                               1,000        935
Hilliard School District:
  Series 1995-A,
  (b) 12/1/12                                                  2,505      1,434
  Series 2000,
  5.750% 12/1/24                                               1,000      1,058
Kings County Local School District,
  Series 1995,
  7.500% 12/1/16                                               2,110      2,742
Massillon City School District, Series 1994:
  (b) 12/1/09                                                    900        611
  (b) 12/1/11                                                  1,000        608
Olmsted Falls School District, Series 1999,
  5.500% 12/1/03                                                 400        412
Plain Local School District, Series 2000,
  (b) 12/1/27                                                  1,315        309
Shaker Heights School District, Series 1990-A,
  7.100% 12/15/10                                                750        870
Southwest Licking School District, Series 1999,
  5.750% 12/1/16                                                 400        441
Strongsville School District, Series 1996,
  6.500% 12/1/13                                               1,500      1,680
Tri-County North Local School District,
  8.125% 12/1/06                                                  75         89
                                                                        -------
                                                                         25,817
                                                                        -------
SPECIAL NON-PROPERTY TAX - 0.9%
Hamilton County, Series 2000-B,
  (b) 12/1/20                                                  2,000        701
                                                                        -------
STATE APPROPRIATED - 3.4%
Puerto Rico, Public Building Authority,
  Series 1993-M,
  5.700% 7/1/16                                                2,500      2,587
                                                                        -------
STATE GENERAL OBLIGATIONS - 0.6%
State, Series 1992,
  6.100% 8/1/12                                                  380        438
                                                                        -------
-------------------------------------------------------------------------------
TRANSPORTATION - 6.7%
AIR TRANSPORTATION - 2.5%
Cleveland, Continental Airlines,
  Series 1999,
  5.700% 12/1/19                                               1,000        858
Dayton, Emery Air Freight Facilities,
  Series 1993-F,
  6.050% 10/1/09                                               1,000        997
                                                                        -------
                                                                          1,855
                                                                        -------
TOLL FACILITIES - 2.6%
State Turnpike Commission:
  Series 1998-A,
  5.500% 2/15/17                                               1,000      1,077
  Series 1999-B,
  4.750% 2/15/28                                               1,000        913
                                                                        -------
                                                                          1,990
                                                                        -------
TRANSPORTATION - 1.6%
Cleveland-Cuyahoga County Port Authority,
  C & P Docks Project,
  6.000% 3/1/07                                                  220        220
Toledo-Lucas County Port Authority, CSX Transportation, Inc.
  Series 1992,
  6.450% 12/15/21                                              1,000      1,012
                                                                        -------
                                                                          1,232
                                                                        -------
-------------------------------------------------------------------------------
UTILITY - 13.9%
INVESTOR OWNED - 1.3%
Air Quality Development Authority, JMG Funding Project,
  5.625% 1/1/23                                               $1,000    $ 1,018
                                                                        -------
MUNICIPAL ELECTRIC - 2.7%
Cleveland, Cleveland Public Power Co.,
  Series 1994-A,
  (b) 11/15/13                                                 2,000      1,080
Puerto Rico, Electric Power Authority,
  Series 1998 EE,
  4.750% 7/1/24                                                1,000        931
                                                                        -------
                                                                          2,011
                                                                        -------
WATER & SEWER - 9.9%
Cleveland Waterworks Revenue,
  Series 1993-G,
  5.500% 1/1/21                                                3,000      3,188
Lakewood, Water & Sewer Systems Revenue,
  5.850% 7/1/20                                                2,405      2,676
State Water Development Authority,
  Warren, Series 1997,
  5.500% 11/1/15                                                 500        542
  Water Control Loan Fund,
  5.500% 6/1/12                                                1,000      1,069
                                                                        -------
                                                                          7,475
                                                                        -------
TOTAL MUNICIPAL BONDS (cost of $67,202)(c)                               72,390
                                                                        -------

SHORT-TERM OBLIGATIONS - 3.3%
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.3%
VARIABLE RATE DEMAND NOTES (D)
IA Burlington Medical Center, Series 1997,
  4.300% 6/1/27                                                  400        400
IA State Finance Authority,
  Village Court Assoc. Project, Series 1985 A,
  4.500% 11/1/15                                                 200        200
IA Webster County, St. Edmond Project,
  4.550% 7/1/20                                                  600        600
ID State Health Facilities Authority, St. Lukes Regional
  Medical Facility, Series 1995,
  4.200% 5/1/22                                                  600        600
IN State Health Facilities Financing Authority, Series 1992,
  4.000% 12/1/02                                                 150        150
NV Clark County, Las Vegas Project,
  Series 1999,
  4.550% 8/1/19                                                  185        185
TX Brazos Harbor Industrial Development Corp., Monsanto Co.,
  Series 1991,
  4.100% 3/1/21                                                  400        400
                                                                        -------
TOTAL SHORT-TERM OBLIGATIONS                                              2,535
                                                                        -------

OTHER ASSETS AND LIABILITIES, NET  - 1.0%

                                                                           743
-------------------------------------------------------------------------------
NET ASSETS - 100%                                                       $75,668
                                                                        -------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(b) Zero coupon bond.
(c) Cost for federal income tax purposes is the same.
(d) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2001.

             ACRONYM                             NAME
   ------------------------------     --------------------------
              IFRN                    Inverse Floating Rate Note

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
January 31, 2001
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $67,202)                                  $72,390
Short-term obligations                                                 2,535
                                                                     -------
                                                                      74,925
Cash                                                       $ 15
Receivable for:
  Interest                                                  806
  Fund shares sold                                          111
  Investments sold                                           20
Other                                                        13          965
                                                           ----      -------
  Total assets                                                        75,890

LIABILITIES
Payable for:
  Fund shares repurchased                                     9
  Distributions                                              93
Accrued:
  Management fee                                             31
  Transfer agent fee                                         18
  Bookkeeping fee                                             3
  Deferred Trustees fees                                      3
Other                                                        65
                                                           ----
  Total liabilities                                                      222
                                                                     -------
Net Assets                                                           $75,668
                                                                     -------
Net asset value & redemption price per share --
  Class A ($48,451/6,618)                                            $  7.32(a)
                                                                     -------
Maximum offering price per share --
  Class A ($7.32/0.9525)                                             $  7.69(b)
                                                                     -------
Net asset value & offering price per
  share -- Class B ($26,709/3,648)                                   $  7.32(a)
                                                                     -------
Net asset value & offering price per
  share -- Class C ($508/69)                                         $  7.32(a)
                                                                     -------
COMPOSITION OF NET ASSETS
Capital paid in                                                      $74,152
Distributions in excess of net investment income                        (180)
Accumulated net realized loss                                         (3,492)
Net unrealized appreciation                                            5,188
                                                                     -------
                                                                     $75,668
                                                                     -------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended January 31, 2001
(In thousands)

INVESTMENT INCOME
Interest                                                              $  4,397

EXPENSES
Management fee                                              $ 381
Service fee                                                   123
Distribution fee -- Class B                                   217
Distribution fee -- Class C                                     1
Transfer agent                                                163
Bookkeeping fee                                                36
Trustees fee                                                    8
Custodian fee                                                   6
Audit fee                                                      43
Legal fee                                                       8
Registration fee                                               23
Reports to shareholders                                        25
Other                                                           9
                                                            -----
Total expenses                                              1,043
Fees waived by the Distributor --
  Class C                                                      (c)
Custodian credits earned                                       (5)       1,038
                                                           ------     --------
    Net Investment Income                                                3,359
                                                                      --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on investments                                          (724)
Net change in unrealized appreciation/depreciation
  on investments                                                         6,454
                                                                      --------
  Net Gain                                                               5,730
                                                                      --------
Increase in Net Assets from Operations                                $  9,089
                                                                      --------

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In thousands)

                                                         YEARS ENDED JANUARY 31,
                                                         ----------------------
INCREASE (DECREASE) IN NET ASSETS                          2001          2000
-------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                    $  3,359      $  3,979
Net realized loss                                            (724)       (1,251)
Net change in unrealized appreciation/(depreciation)        6,454        (9,723)
                                                         --------      --------
    Net Increase (Decrease) from Operations                 9,089        (6,995)

DISTRIBUTIONS:
From net investment income -- Class A                      (2,213)       (2,529)
In excess of net investment income -- Class A                --             (18)
In excess of net realized gains -- Class A                   --             (36)
From net investment income -- Class B                      (1,147)       (1,436)
In excess of net investment income -- Class B                --             (10)
In excess of net realized gains -- Class B                   --             (24)
From net investment income -- Class C                         (12)          (14)
In excess of net investment income -- Class C                --             (a)
In excess of net realized gains -- Class C                   --             (a)
                                                         --------      --------
                                                            5,717       (11,062)
                                                         --------      --------
FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                         3,044         1,963
Value of distributions reinvested -- Class A                1,254         1,475
Cost of shares repurchased -- Class A                      (7,740)       (9,294)
                                                         --------      --------
                                                           (3,442)       (5,856)
                                                         --------      --------
Receipts for shares sold -- Class B                           839         2,303
Value of distributions reinvested -- Class B                  733           929
Cost of shares repurchased -- Class B                      (8,596)       (9,858)
                                                         --------      --------
                                                           (7,024)       (6,626)
                                                         --------      --------
Receipts for shares sold -- Class C                           245           100
Value of distributions reinvested -- Class C                   11            14
Cost of shares repurchased -- Class C                        (102)         (119)
                                                         --------      --------
                                                              154            (5)
                                                         --------      --------
    Net Decrease from Fund Share Transactions             (10,312)      (12,487)
                                                         --------      --------
    Total Decrease                                         (4,595)      (23,549)

NET ASSETS
Beginning of year                                          80,263       103,812
                                                         --------      --------
End of year (net of distributions in excess of net
  investment income of $180 and $150, respectively)      $ 75,668      $ 80,263
                                                         --------      --------
NUMBER OF FUND SHARES
Sold -- Class A                                               429           273
Issued for distributions reinvested -- Class A                177           204
Repurchased -- Class A                                     (1,110)       (1,302)
                                                         --------      --------
                                                             (504)         (825)
                                                         --------      --------
Sold -- Class B                                               121           323
Issued for distributions reinvested -- Class B                103           128
Repurchased -- Class B                                     (1,229)       (1,377)
                                                         --------      --------
                                                           (1,005)         (926)
                                                         --------      --------
Sold -- Class C                                                34            13
Issued for distributions reinvested -- Class C                  1             2
Repurchased -- Class C                                        (15)          (16)
                                                         --------      --------
                                                               20            (1)
                                                         --------      --------

(a) Rounds to less than one.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS.
-------------------------------------------------------------------------------
January 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Ohio Tax-Exempt Fund, (formerly Colonial Ohio Tax-Exempt Fund) (the "Fund"), a series of Liberty Funds Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Ohio state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

             ORIGINAL PURCHASE                CONVERTS TO CLASS A SHARES
             -----------------                --------------------------
Less than $250,000                                      8 years
$250,000 to less than $500,000                          4 years
$500,000 to less than $1,000,000                        3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Effective February 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Invesment Companies and will amortize discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

DISTRIBUTIONS TO SHAREHOLDERS:
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows.

           AVERAGE NET ASSETS                     ANNUAL FEE RATE
           ------------------                     ---------------
            First $2 billion                           0.50%
            Over $2 billion                            0.45%

BOOKKEEPING FEE:
The Advisor provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc., (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 2001 the Fund has been advised that the Distributor retained net underwriting discounts of $46,959 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $27,917, and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.10% of the net assets attributable to shares issued prior to December 1, 1994 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.10% and 0.25% rates. For the year ended January 31, 2001, the Fund's service fee was 0.16%.

The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C distribution fee so that it will not exceed 0.45% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $4,518 of custodian fees were reduced by balance credits applied during the year ended January 31, 2001. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the year ended January 31, 2001, purchases and sales of investments, other than short-term obligations were $13,235,103 and $24,819,464, respectively.

Unrealized appreciation (depreciation) at January 31, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                                $5,907,397
    Gross unrealized depreciation                                  (719,628)
                                                                 ----------
        Net unrealized appreciation                              $5,187,769
                                                                 ----------

CAPITAL LOSS CARRYFORWARDS:
At January 31, 2001, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                YEAR OF                             CAPITAL LOSS
               EXPIRATION                           CARRYFORWARD
               ----------                           ------------
                  2008                               $1,577,000
                  2009                                1,368,000
                                                     ----------
                                                     $2,945,000
                                                     ----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:
There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2001.

NOTE 5. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. The votes cast were as follows:

                                                                AUTHORITY
                                                FOR             WITHHELD
                                                ---             --------
To elect a Board of Trustees:
Douglas Hacker                               7,033,888           68,542
Janet Langford Kelly                         7,041,406           61,024
Richard W. Lowry                             7,033,888           68,542
Salvatore Macera                             7,027,878           74,553
William E. Mayer                             7,032,389           70,071
Charles R. Nelson                            7,033,888           68,542
John J. Neuhauser                            7,032,359           70,071
Joseph R. Palombo                            7,033,834           68,597
Thomas E. Stitzel                            7,032,359           68,542
Thomas C. Theobald                           7,033,886           68,542
Anne-Lee Verville                            7,038,482           63,948

-----------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         YEAR ENDED JANUARY 31, 2001
                                                              ---------------------------------------------------
                                                                CLASS A              CLASS B              CLASS C
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $ 6.790              $ 6.790              $ 6.790
                                                                -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                         0.328                0.276                0.297(a)
Net realized and unrealized gain                                  0.533                0.533                0.533
                                                                -------              -------              -------
    Total from Investment Operations                              0.861                0.809                0.830
                                                                -------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.331)              (0.279)              (0.300)
                                                                -------              -------              -------
NET ASSET VALUE, END OF YEAR                                    $ 7.320              $ 7.320              $ 7.320
                                                                -------              -------              -------
Total return (c)                                                  12.98%               12.15%               12.48%(d)
                                                                -------              -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                      1.08%                1.83%                1.53%(a)
Net investment income (e)                                         4.71%                3.96%                4.26%(a)
Portfolio turnover                                                  17%                  17%                  17%
Net assets at end of period (000)                               $48,451              $26,709               $  508

(a) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

--------------------------------------------------------------------------------------------------------------------
2001 FEDERAL TAX INFORMATION
Approximately 100% of all distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------------------------------------------

                                                                         YEAR ENDED JANUARY 31, 2000
                                                              ------------------------------------------------------
                                                                CLASS A              CLASS B              CLASS C
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $ 7.650              $ 7.650              $ 7.650
                                                                -------              -------              -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                         0.330                0.276                0.297(a)
Net realized and unrealized loss                                 (0.852)              (0.852)              (0.852)
                                                                -------              -------              -------
    Total from Investment Operations                             (0.522)              (0.576)              (0.555)
                                                                -------              -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                       (0.331)              (0.277)              (0.298)
In excess of net investment income                               (0.002)              (0.002)              (0.002)
In excess of net realized gains                                  (0.005)              (0.005)              (0.005)
                                                                -------              -------              -------
    Total Distributions Declared to Shareholders                 (0.338)              (0.284)              (0.305)
                                                                -------              -------              -------
NET ASSET VALUE, END OF PERIOD                                  $ 6.790              $ 6.790              $ 6.790
                                                                -------              -------              -------
Total return (c)                                                  (6.96)%              (7.66)%              (7.38)%(d)
                                                                -------              -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                      0.95%                1.70%                1.40%(a)
Net investment income (e)                                         4.60%                3.85%                4.15%(a)
Portfolio turnover                                                  11%                  11%                  11%
Net assets at end of period (000)                               $48,346              $31,584               $  333

(a) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                   YEARS ENDED JANUARY 31
                                  -----------------------------------------------------------------------------------------
                                                    1999                                             1998
                                  ----------------------------------------         ----------------------------------------
                                   CLASS A         CLASS B        CLASS C           CLASS A         CLASS B     CLASS C (b)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $  7.720        $  7.720         $7.720          $  7.340        $  7.340         $7.610
                                   --------        --------         ------          --------        --------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)             0.350           0.291          0.314(c)          0.362           0.306          0.162(d)
Net realized and unrealized gain      0.128           0.128          0.128             0.394           0.394          0.124
                                   --------        --------         ------          --------        --------         ------
    Total from Investment
      Operations                      0.478           0.419          0.442             0.756           0.700          0.286
                                   --------        --------         ------          --------        --------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income           (0.349)         (0.292)        (0.314)           (0.365)         (0.309)        (0.165)
In excess of net investment
  income                             (0.013)         (0.011)        (0.012)               --              --             --
From net realized gains              (0.165)         (0.165)        (0.165)           (0.011)         (0.011)        (0.011)
In excess of net realized gains      (0.021)         (0.021)        (0.021)               --              --             --
                                   --------        --------         ------          --------        --------         ------
    Total Distributions Declared
      to Shareholders                (0.548)         (0.489)        (0.512)           (0.376)         (0.320)        (0.176)
                                   --------        --------         ------          --------        --------         ------
NET ASSET VALUE, END OF PERIOD     $  7.650        $  7.650       $  7.650          $  7.720        $  7.720         $7.720
                                   --------        --------         ------          --------        --------         ------
Total return (e)(f)                   6.44%           5.62%          5.95%            10.58%           9.76%          3.81%(g)
                                   --------        --------         ------          --------        --------         ------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)                          0.90%           1.65%          1.35%(c)          0.89%           1.64%          1.34%(d)(i)
Net investment income (h)             4.51%           3.76%          4.06%(c)          4.85%           4.10%          4.21%(d)(i)
Fees and expenses waived or
  borne by the Advisor (h)            0.02%           0.02%          0.02%             0.05%           0.05%          0.07%(i)
Portfolio turnover                      30%             30%            30%               27%             27%            27%
Net assets at end of period (000)  $60,783         $42,651         $  378           $62,844         $46,330         $  133

(a) Net of fees and expenses
    waived or borne by the
    Advisor which amounted to:   $  0.001         $  0.001        $  0.001            $  0.004       $  0.004        $0.005
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(d) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% (annualized).

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                               YEAR ENDED
                                                                                            JANUARY 31, 1997
                                                                                      ------------------------------
                                                                                       CLASS A              CLASS B
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $  7.510             $  7.510
                                                                                       --------             --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                                                                 0.372                0.318
Net realized and unrealized gain (loss)                                                  (0.179)              (0.179)
                                                                                       --------             --------
    Total from Investment Operations                                                      0.193                0.139
                                                                                       --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                                               (0.363)              (0.309)
                                                                                       --------             --------
NET ASSET VALUE, END OF PERIOD                                                         $  7.340             $  7.340
                                                                                       --------             --------
Total return (b)(c)                                                                       2.75%                1.98%
                                                                                       --------             --------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                              0.88%                1.63%
Net investment income (d)                                                                 5.09%                4.34%
Fees and expenses waived or borne by the Advisor (d)                                      0.04%                0.04%
Portfolio turnover                                                                          31%                  31%
Net assets at end of period (000)                                                       $65,190              $49,474

(a) Net of fees and expenses waived or borne by the Advisor
    which amounted to:                                                                   $0.003                $0.003
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST V
AND THE SHAREHOLDERS OF LIBERTY OHIO TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Ohio Tax-Exempt Fund (formerly Colonial Ohio Tax-Exempt Fund) (the "Fund") (a series of Liberty Funds Trust V) at January 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 2001 by correspondence with the custodian, provide a reasonable basis our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2001

TRUSTEES & TRANSFER AGENT

-------------------------------------------------------------------------------

DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Ohio Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Ohio Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Performance Update.

ANNUAL REPORT:
Liberty Ohio Tax-Exempt Fund

-------------------------------------------------------------------------------
CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
                                  L I B E R T Y
                                 -----------------
                                         F U N D S
-------------------------------------------------------------------------------
ALL-STAR   Institutional money management approach for individual investors.
-------------------------------------------------------------------------------
COLONIAL   Fixed income and value style equity investing.
-------------------------------------------------------------------------------
CRABBE
HUSON      A contrarian approach to fixed income and equity investing.
-------------------------------------------------------------------------------
NEWPORT    A leader in international investing.(SM)
-------------------------------------------------------------------------------
STEIN ROE
ADVISOR    Innovative solutions for growth and income investing.
-------------------------------------------------------------------------------
KEYPORT
[graphic   A leading provider of innovative annuity products.
 omitted]
-------------------------------------------------------------------------------
            Liberty's mutual funds are offered by prospectus through
                        Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
LIBERTY OHIO TAX-EXEMPT FUND   ANNUAL REPORT
-------------------------------------------------------------------------------
[Graphic
 Omitted]  L I B E R T Y
           -----------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


                                                 773-02/806E-0101 (3/01) 01/481